UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2005

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2005, Laidlaw International, Inc. ("Laidlaw") entered into a Credit Agreement among Laidlaw, Laidlaw Transit Ltd., and Greyhound Canada Transportation Corp., as borrowers, the initial lenders, swing line banks, initial Canadian issuing bank and initial U.S. revolving issuing bank named therein, UBS Securities, LLC, as syndication agent, Citicorp North America, Inc., as administrative agent, Credit Suisse First Boston, HSBC Bank, National Association, and United Overseas Bank Ltd., New York Agency, as co-documentation agents, and Citigroup Global Markets Inc., and UBS Securities LLC, as joint lead arrangers and joint book-running managers (the "Credit Agreement").

The Credit Agreement provides for a new five-year, $600 million senior credit facility comprised of a $300 million revolving credit facility and a $300 million amortizing term loan.

A copy of the Credit Agreement is furnished as a part of this current report on Form 8-K as Exhibit 1.1 and is incorporated herein in its entirety by reference.

Item 7.01 Regulation FD Disclosure.

On June 30, 2005, Laidlaw issued a press release announcing the execution of the Credit Agreement. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

On June 30, 2005, Laidlaw issued a press release announcing Laidlaw’s initial acceptance for payment of approximately 96.97% of its outstanding 10.75% Senior Notes Due 2011, pursuant to the terms of its previously announced debt tender offer and consent solicitation for the notes. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

1.1 Credit Agreement, dated as of June 30, 2005 among Laidlaw, Laidlaw Transit Ltd., and Greyhound Canada Transportation Corp., as borrowers, the initial lenders, swing line banks, initial Canadian issuing bank and initial U.S. revolving issuing bank named therein, UBS Securities, LLC, as syndication agent, Citicorp North America, Inc., as administrative agent, Credit Suisse First Boston, HSBC Bank, National Association, and United Overseas Bank Ltd., New York Agency, as co-documentation agents, and Citigroup Global Markets Inc., and UBS Securities LLC, as joint lead arrangers and joint book-running managers.

99.1 Press Release dated June 30, 2005

99.2 Press Release dated June 30, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

July 1, 2005	By:	Jeffrey W. Sanders

Name: Jeffrey W. Sanders
Title: Vice President, Corporate Development and Controller

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Exhibit Index

Exhibit No.	Description

1.1	Credit Agreement, dated as of June 30, 2005 among Laidlaw, Laidlaw Transit Ltd., and Greyhound Canada Transportation Corp., as borrowers, the initial lenders, swing line banks, initial Canadian issuing bank and initial U.S. revolving issuing bank named therein, UBS Securities, LLC, as syndication agent, Citicorp North America, Inc., as administrative agent, Credit Suisse First Boston, HSBC Bank, National Association, and United Overseas Bank Ltd., New York Agency, as co-documentation agents, and Citigroup Global Markets Inc., and UBS Securities LLC, as joint lead arrangers and joint book-running managers.
99.1	Press Release dated June 30, 2005
99.2	Press Release dated June 30, 2005